                                                             EXHIBIT  10.12.3



                      AMENDMENT NO. 2 TO CREDIT AGREEMENT
                            DATED NOVEMBER 24, 1997

         This Amendment No. 2 dated as of November 24, 1997 ("Amendment") is among Schweitzer-Mauduit International, Inc., a Delaware corporation ("Company" or "Guarantor"), Schweitzer-Mauduit France S.A.R.L., a French corporation ("SMF"), PDM Industries, S.N.C., a French corporation ("PDM", together with the Company and SMF, the "Borrowers"), the banks party hereto ("Banks") and Societe Generale, as agent for the Banks ("Agent").

                                  INTRODUCTION

         A. The Borrowers, the Guarantor, the Banks and the Agent are party to the Credit Agreement dated as of November 27, 1995, as amended by Amendment No. 1 dated as of November 25, 1996 (as amended, the "Credit Agreement").

         B. The Borrowers have requested that the Banks agree to extend the Maturity Date of the U.S. Revolving Commitments and the French Revolving Commitments under the Credit Agreement from November 24, 1997 to November 23, 1998.

         THEREFORE, the Borrowers, the Guarantor, the Agent and the Banks hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Amendments. Section 1.01 of the Credit Agreement is hereby amended by deleting the date "November 24, 1997" in the definition of "Maturity Date" and replacing it with the date "November 23, 1998".

         Section 3. Representations and Warranties. The Borrowers and the Guarantor represent and warrant to the Agent and the Banks that:

         (a) Any representations and warranties set forth in the Credit Agreement and in the other Credit Documents (other than those made as of a specific date) are true and correct in all material respects as of the date of this Agreement;

         (b) (i) The execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrowers and the Guarantor and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrowers and the Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

         (c) As of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing; and

         (d) As of the effectiveness of this Agreement, no Potential Phaseout Event has occurred.



         Section 4. Effectiveness. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

         (a) The Borrowers, the Guarantor, the Agent, and the Banks shall have delivered duly and validly executed originals of this Agreement to the Agent; and

         (b) The representations and warranties in this Agreement shall be true and correct in all material respects.

         Section 5. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

         EXECUTED as of the 24th day of November, 1997.


                                    BORROWERS:

                                    SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                    By:       /s/ WAYNE H. DEITRICH
                                             ---------------------------------
                                    Name:     Wayne H. Deitrich
                                             ---------------------------------
                                    Title:    Chairman & CEO
                                             ---------------------------------


                                    SCHWEITZER-MAUDUIT FRANCE S.A.R.L.

                                    By:       /s/ JEAN-PIERRE LEHETET
                                             ---------------------------------
                                    Name:     Jean-Pierre LeHetet
                                             ---------------------------------
                                    Title:     Gerant (Manager)
                                             ---------------------------------


                                    PDM INDUSTRIES S.N.C.

                                    BY: PAPETERIES DE MAUDUIT S.A., AS MANAGER

                                    By:       /s/ JEAN-PIERRE LEHETET
                                             ---------------------------------
                                    Name:     Jean-Pierre LeHetet
                                             ---------------------------------
                                    Title:    Legal Representative
                                             ---------------------------------


                                    GUARANTOR:

                                    SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                    By:       /s/ WAYNE H. DEITRICH
                                             ---------------------------------
                                    Name:     Wayne H. Deitrich
                                             ---------------------------------
                                    Title:    Chairman & CEO
                                             ---------------------------------


                                    AGENT:

                                    SOCIETE GENERALE

                                    By:       /s/ RICHARD M. LEWIS
                                             ---------------------------------
                                    Name:     Richard M. Lewis
                                             ---------------------------------
                                    Title:    Vice President
                                             ---------------------------------

                          BANKS:

                          SOCIETE GENERALE

                          By:       /s/ RICHARD M. LEWIS
                                   -------------------------------------------
                          Name:     Richard M. Lewis
                                   -------------------------------------------
                          Title:    Vice President
                                   -------------------------------------------


                          BANQUE NATIONALE DE PARIS

                          By:       /s/ ANDRE LILLAZ
                                   -------------------------------------------
                          Name:     Andre Lillaz
                                   -------------------------------------------
                          Title:    Sous Directeur
                                   -------------------------------------------


                          BANQUE FRANCAISE DUE COMMERCE EXTERIEUR

                          By:       /s/ PETER VAN TULDER
                                   -------------------------------------------
                          Name:     Peter Van Tulder
                                   -------------------------------------------
                          Title:    Directeur Adjoint
                                   -------------------------------------------

                          By:       /s/ HELENE BERNIER
                                   -------------------------------------------
                          Name:     Helene Bernier
                                   -------------------------------------------
                          Title:    Attache de Direction
                                   -------------------------------------------


                          CREDIT NATIONAL

                          By:       /s/ CLAUDE LOT
                                   -------------------------------------------
                          Name:     Claude Lot
                                   -------------------------------------------
                          Title:    Executive Vice President
                                   -------------------------------------------
                                    Dept. of Financing for Major Corporations
                                   -------------------------------------------


                          SUNTRUST BANK, ATLANTA

                          By:       /s/ DANIEL S KOMITOR
                                   -------------------------------------------
                          Name:     Daniel S. Komitor
                                   -------------------------------------------
                          Title:    Bank Officer
                                   -------------------------------------------

                          By:       /s/ R. MICHAEL DUNLAP
                                   -------------------------------------------
                          Name:     R. Michael Dunlap
                                   -------------------------------------------
                          Title:    Vice President
                                   -------------------------------------------


                          THE BANK OF NOVA SCOTIA

                          By:       /s/ CINDY LILLIE
                                   -------------------------------------------
                          Name:     Cindy Lillie
                                   -------------------------------------------
                          Title:    Relationship Manager
                                   -------------------------------------------


                          WACHOVIA BANK OF GEORGIA, N.A.

                          By:       /s/ KATHERINE W. GLISTA
                                   -------------------------------------------
                          Name:     Katherine W. Glista
                                   -------------------------------------------
                          Title:    Vice President
                                   -------------------------------------------